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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 16, 2002

                             PRIME HOSPITALITY CORP.
             (Exact name of Registrant as specified in its charter)

                           COMMISSION FILE NO. 1-6869

                DELAWARE                                        22-2640625
     (State or other jurisdiction of                           (IRS employer
     incorporation or organization)                         identification no.)

 700 ROUTE 46 EAST, FAIFIELD, NEW JERSEY                           07004
(address of principal executive offices)                        (zip code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973)882-1010

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Item 5.  Other Events

           On April 29, 2002, Prime Hospitality Corp. completed the issuance of $200 Million 8 3/8% Senior Subordinated Notes Due 2012 and the related consent solicitation representing 99.8% of its outstanding 9 -3/4% Senior Subordinated Notes Due 2007.


Item 7. Exhibits

99.1 Press release, dated April 16, 2002, with respect to the proposed offering.

99.2 Press release, dated April 17, 2002, with respect to the commencement of the tender offer and consent solicitation.

99.3 Press release, dated April 30, 2002, with respect to the completion of the issuance and related consent solicitation.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                PRIME HOSPITALITY CORP.



Date:   May 6, 2002                        By:  /s/ A. F. Petrocelli
                                                ------------------------------
                                                A. F. Petrocelli
                                                President and Chief Executive
                                                Officer



Date:  May 6, 2002                         By:  /s/ Douglas Vicari
                                                ------------------------------
                                                Douglas Vicari
                                                Sr.Vice
                                                President and Chief Financial
                                                Officer


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